Other non financial assets	12 Months Ended
Mar. 31, 2024
Other Non Financial Assets
Other non financial assets

24 Other non financial assets

	March 31,
	2023	2024
Fair value adjustment – financial assets	-	1,481

Restricted asset	195,491	206,074
Total	195,491	207,555
Non-current	195,491	207,555
Total	195,491	207,555

Restricted asset include INR 204,993 (March 31, 2023: 194,409) in respect of mandatory pre-deposit required for service tax and income tax appeal proceedings in India, and INR 1,081 (March 31, 2023: 1,081) in respect of refund claim application with the service tax authorities. The service tax & Income Tax amount has been paid under protest and the Group believes that it is not probable the demand will materialize.